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                             HOMESIDE LENDING, INC.
                             (a Florida corporation)


                                 $1,000,000,000


          Medium-Term Notes due Nine Months or More from Date of Issue






                             DISTRIBUTION AGREEMENT








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Dated: May 15, 1997, and amended as of February , 1998



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

                                TABLE OF CONTENTS

     DISTRIBUTION AGREEMENT.....................................................................................  1
         SECTION 1.           APPOINTMENT AS AGENT..............................................................  3
                  (a)         APPOINTMENT.......................................................................  3
                  (b)         SALE OF NOTES.....................................................................  3
                  (c)         PURCHASE AS PRINCIPAL.............................................................  3
                  (d)         SOLICITATIONS AS AGENT............................................................  3
                  (e)         RELIANCE..........................................................................  4

         SECTION 2.           REPRESENTATIONS AND WARRANTIES....................................................  4
                  (a)         REPRESENTATIONS AND WARRANTIES BY THE COMPANY.....................................  4
                              (i)  COMPLIANCE WITH REGISTRATION REQUIREMENTS....................................  4
                              (ii)  INDEPENDENT ACCOUNTANTS.....................................................  5
                              (iii) INCORPORATED DOCUMENTS......................................................  5
                              (iv)  FINANCIAL STATEMENTS........................................................  5
                              (v)  NO MATERIAL ADVERSE CHANGE IN BUSINESS.......................................  6
                              (vi)  GOOD STANDING OF THE COMPANY................................................  6
                              (vii)  GOOD STANDING OF SUBSIDIARIES..............................................  6
                              (viii)  CAPITALIZATION............................................................  7
                              (ix)  AUTHORIZATION ETC. OF THIS AGREEMENT, THE INDENTURE AND
                                       THE NOTES................................................................  7
                              (x)  DESCRIPTIONS OF THE INDENTURE AND THE NOTES..................................  8
                              (xi)  ABSENCE OF DEFAULTS AND CONFLICTS...........................................  8
                              (xii)  ABSENCE OF LABOR DISPUTE...................................................  8
                              (xiii)  ABSENCE OF PROCEEDINGS....................................................  9
                              (xiv)  ACCURACY OF EXHIBITS.......................................................  9
                              (xv)  NO STABILIZATION OR MANIPULATION............................................  9
                              (xvi)  ABSENCE OF FURTHER REQUIREMENTS............................................  9
                              (xvii)  POSSESSION OF LICENSES AND PERMITS........................................  9
                              (xviii)  TITLE TO PROPERTY........................................................ 10
                              (xix)  INVESTMENT COMPANY ACT..................................................... 10
                              (xx)  ENVIRONMENTAL LAWS.......................................................... 10
                              (xxi)  COMMODITY EXCHANGE ACT..................................................... 11
                              (xxii)  RATINGS................................................................... 11
                              (xxiii)  REGISTRATION RIGHTS...................................................... 11
                              (xxiv)  INTERNAL ACCOUNTING CONTROLS.............................................. 11
                              (xxv)  POSSESSION OF INTELLECTUAL PROPERTY.......................................  11
                  (b)         ADDITIONAL CERTIFICATION.......................................................... 11

         SECTION 3.           PURCHASE AS PRINCIPAL; SOLICITATIONS AS AGENT..................................... 12
                  (a)         PURCHASE AS PRINCIPAL............................................................. 12
                  (b)         SOLICITATIONS AS AGENT............................................................ 13
                  (c)         ADMINISTRATIVE PROCEDURES......................................................... 13

         SECTION 4.           COVENANTS OF THE COMPANY.......................................................... 14
                  (a)         COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION
                              REQUESTS.......................................................................... 14
                  (b)         FILING OF AMENDMENTS.............................................................. 14




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


                  (c)         DELIVERY OF REGISTRATION STATEMENTS............................................... 14
                  (d)         DELIVERY OF PROSPECTUSES.......................................................... 15
                  (e)         CONTINUED COMPLIANCE WITH SECURITIES LAWS......................................... 15
                  (f)         BLUE SKY QUALIFICATIONS........................................................... 15
                  (g)         PREPARATION OF PRICING SUPPLEMENTS................................................ 16
                  (h)         REVISIONS OF PROSPECTUS - MATERIAL CHANGES........................................ 16
                  (i)         PROSPECTUS REVISIONS - PERIODIC FINANCIAL INFORMATION............................. 16
                  (j)         PROSPECTUS REVISIONS - AUDITED FINANCIAL INFORMATION.............................. 16
                  (k)         RULE 158.......................................................................... 17
                  (l)         1940 ACT.......................................................................... 17
                  (m)         USE OF PROCEEDS................................................................... 17
                  (n)         RESTRICTION ON OFFERS AND SALES OF NOTES.......................................... 17
                  (o)         SUSPENSION OF CERTAIN OBLIGATIONS................................................. 17
                  (p)         REPORTING REQUIREMENTS............................................................ 17

         SECTION 5.           CONDITIONS OF AGENTS' OBLIGATIONS................................................. 18
                  (a)         EFFECTIVENESS OF REGISTRATION STATEMENT........................................... 18
                  (b)         OPINION OF COUNSEL FOR COMPANY.................................................... 18
                  (c)         OPINION OF GENERAL COUNSEL FOR COMPANY............................................ 18
                  (d)         OPINION OF COUNSEL FOR AGENTS..................................................... 19
                  (e)         OFFICERS' CERTIFICATE............................................................. 19
                  (f)         ACCOUNTANTS' COMFORT LETTERS...................................................... 19
                  (g)         ADDITIONAL DOCUMENTS.............................................................. 19
                  (h)         TERMINATION OF AGREEMENT.......................................................... 20

         SECTION 6.           DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH AN AGENT AS
                              AGENT............................................................................. 20

         SECTION 7.           ADDITIONAL COVENANTS OF THE COMPANY............................................... 20
                  (a)         REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES................................... 20
                  (b)         SUBSEQUENT DELIVERY OF CERTIFICATES............................................... 20
                  (c)         SUBSEQUENT DELIVERY OF LEGAL OPINIONS ............................................ 21
                  (d)         SUBSEQUENT DELIVERY OF COMFORT LETTERS............................................ 21

         SECTION 8.           INDEMNIFICATION................................................................... 22
                  (a)         INDEMNIFICATION OF THE AGENTS..................................................... 22
                  (b)         INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS................................ 23
                  (c)         ACTIONS AGAINST PARTIES; NOTIFICATION............................................. 23
                  (d)         SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE................................ 24

         SECTION 9.           CONTRIBUTION...................................................................... 24

         SECTION 10.          PAYMENT OF EXPENSES............................................................... 25
                  (a)         EXPENSES.......................................................................... 25
                  (b)         TERMINATION OF AGREEMENT.......................................................... 26


                                       ii
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

         SECTION 11.          REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
                              DELIVERY.......................................................................... 27

         SECTION 12.          TERMINATION....................................................................... 27
                  (a)         TERMINATION OF THIS AGREEMENT..................................................... 27
                  (b)         TERMINATION OF AGREEMENT TO PURCHASE NOTES AS PRINCIPAL .......................... 27
                  (c)         GENERAL........................................................................... 28

         SECTION 13.          NOTICES........................................................................... 28

         SECTION 14.          PARTIES........................................................................... 29

         SECTION 15.          GOVERNING LAW; FORUM.............................................................. 29

         SECTION 16.          EFFECT OF HEADINGS................................................................ 30

         SECTION 17.          COUNTERPARTS...................................................................... 30


         SCHEDULES
                  Schedule A - Compensation Schedule........................................................Sch A-1

         EXHIBITS
                  Exhibit A - Pricing Terms.................................................................Exh A-1
                  Exhibit B-1 - Form of Opinion of Company's Counsel......................................Exh B-1-1
                  Exhibit B-2 - Form of Opinion of Company's General Counsel..............................Exh B-2-1



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                             HOMESIDE LENDING, INC.

                                MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                             DISTRIBUTION AGREEMENT


                               May 15, 1997, and amended as of February   , 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
       Incorporated
CHASE SECURITIES INC.
J.P. MORGAN SECURITIES INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
SALOMON BROTHERS INC
UBS SECURITIES LLC
  as Agents
c/o Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
North Tower
World Financial Center
250 Vesey Street
New York, New York  10281-1209

Ladies and Gentlemen:

         HomeSide Lending, Inc., a Florida corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc. ("Chase"), J.P. Morgan Securities Inc. ("J.P. Morgan"), NationsBanc Montgomery Securities LLC ("NationsBanc"), Salomon Brothers Inc ("Salomon") and UBS Securities LLC ("UBS")(each an "Agent," and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of May 15, 1997, as amended or modified from time to time (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). As of the date of the initial execution and delivery of this Agreement, the Company has authorized the issuance and sale of up to U.S.$1,000,000,000 aggregate initial offering price of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

         This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the

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Company directly to investors (as may from time to time be agreed to by the
Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-21193) and pre-effective amendments nos. 1, 2, 3, 4 and 5 thereto and post-effective amendment no. 1 thereto on Form S-3 for the registration of debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such additional post-effective amendments thereto as may be required prior to any acceptance by the Company of an offer for the purchase of Notes and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). To the extent required or permitted under the 1933 Act and the 1933 Act Regulations, promptly after execution and delivery of this Agreement and from time to time thereafter, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and/or paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, and as amended by each post-effective amendment thereto, if any, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement, pricing supplement and Rule 430A Information or Rule 434 Information, relating to the offering of Notes, if any), in the form first furnished to the applicable Agent(s), are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus furnished by the Company after the registration statement became effective and before any acceptance by the Company of an offer for the purchase of Notes which omitted the relevant Rule 430A Information or Rule 434 Information. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed

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with the Commission pursuant to its Electronic Data Gathering, Analysis and
Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained", "included", or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.


SECTION 1.        APPOINTMENT AS AGENT.

         (a) APPOINTMENT. (i) Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby authorizes each Agent to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

         (ii) Notwithstanding anything to the contrary contained herein, the Company, upon prior notice to the Agents, may authorize any other person, partnership or corporation (an "Additional Agent") to act as its agent to solicit offers for the purchase of all or part of the Notes and/or accept offers to purchase Notes from any such Additional Agent, provided, however, that any such Additional Agent shall have entered into an agreement with the Company upon the same terms and conditions as set forth in this Agreement.

         (b) SALE OF NOTES. The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

         (c) PURCHASES AS PRINCIPAL. The Agents shall not have any obligation to purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) SOLICITATIONS AS AGENT. If agreed upon between an Agent and the Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the

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purchase of Notes. Such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

         (e) RELIANCE. The Company and the Agents agree that any Notes purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.        REPRESENTATIONS AND WARRANTIES.

         (a) REPRESENTATION AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), as follows:

                  (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Indenture has been duly qualified under the 1939 Act.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective and at each Representation Date, the Registration Statement, the Rule 462(b)

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         Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at each Representation Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Agent(s) expressly for use in the Registration Statement or Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Agents for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                        (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                       (iii) INDEPENDENT ACCOUNTANTS. The accountants, Arthur Andersen LLP, Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP, each of whom certified certain financial statements and supporting schedules thereto included in the Registration Statement and the Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                        (iv) FINANCIAL STATEMENTS. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly (a) the financial position of (1) the Company and its consolidated

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         subsidiaries, (2) BancBoston Mortgage Corporation and its consolidated subsidiaries, (3) HomeSide Holdings, Inc. (formerly known as Barnett Mortgage Company) and its consolidated subsidiaries and (4) BancPLUS Financial Corporation and its consolidated subsidiaries, in each case at the dates indicated and (b) the results of operations, stockholders' equity and cash flows of (1) the Company and its consolidated subsidiaries, (2) BancBoston Mortgage Corporation and its consolidated subsidiaries, (3) HomeSide Holdings, Inc. and its consolidated subsidiaries and (4) BancPLUS Financial Corporation and its consolidated subsidiaries, in each case for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. The pro forma financial statements and the related notes thereto and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                         (v) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                        (vi) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated in the Prospectus; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.


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                       (vii) GOOD STANDING OF SUBSIDIARIES. Each subsidiary
         (either direct or indirect) of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as stated in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any such subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                  (viii) CAPITALIZATION. If applicable, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus as of the date specified therein under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                        (ix) AUTHORIZATION, ETC. OF THIS AGREEMENT, THE INDENTURE AND THE NOTES. This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized, executed and delivered by the Company and will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (2) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (3) requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (4) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by (1) bank-

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         ruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (2) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (3) requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate or exchange prevailing on a date determined pursuant to applicable law or (4) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes will be substantially in a form previously certified to the Agents and contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Indenture.

                         (x) DESCRIPTIONS OF THE INDENTURE AND THE NOTES. The Indenture and the Notes conform and will conform in all material respects to the statements relating thereto contained in the Prospectus and are substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                        (xi) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of the provisions of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated by the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds") and the compliance by the Company with its obligations hereunder and under the Indenture, the Notes and such other agreements or instruments have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                       (xii) ABSENCE OF LABOR DISPUTES. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                      (xiii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof, the performance by the Company of its obligations under this Agreement, the Indenture and the Notes or the consummation of the transactions contemplated in the Prospectus; and the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                       (xiv) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xv) NO STABILIZATION OR MANIPULATION. Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

                       (xvi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or quasi-governmental agency (including the Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae (formerly known as the Federal National Mortgage Association), the Government National Mortgage Association ("GNMA"), the Federal Housing Administration ("FHA") and the Veterans Administration ("VA")) is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Notes hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or the securities or "blue sky" laws of the various states.

                      (xvii) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory or quasi-governmental agencies or bodies (including FHLMC, Fannie Mae, GNMA, FHA and VA) necessary to conduct the business now operated by them, except where the failure so to possess such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                     (xviii) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by the Company and its subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (A) as otherwise stated in the Registration Statement and the Prospectus or (B) those which do not, singly or in the aggregate, materially affect the value of such property or asset and do not interfere with the use made and proposed to be made of such property or asset by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries considered as one enterprise, and under which the Company or any of its subsidiaries holds properties or assets described in the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of such leases or subleases, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                       (xix) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                        (xx) ENVIRONMENTAL LAWS. Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                       (xxi) COMMODITY EXCHANGE ACT. The Notes, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the "Commodity Exchange Act Regulations").

                      (xxii) RATINGS. The Medium-Term Note Program under which the Notes are issued (the "Program"), as well as the Notes, are rated Baa2 by Moody's Investors Service, Inc. and BBB by Standard & Poor's Ratings Service, or such other rating as to which the Company shall have most recently notified the Agents pursuant to Section 4(a) hereof.

                     (xxiii) REGISTRATION RIGHTS. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                      (xxiv) INTERNAL ACCOUNTING CONTROLS. The Company and its subsidiaries each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general and specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general and specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries have not made, and, to the knowledge of the Company, no employee or agent of the Company or any of its subsidiaries has made, any payment of the Company's or any of its subsidiaries' funds or received or retained any funds in violation of any applicable law, regulation or rule or that would be required to be disclosed in the Prospectus.

                       (xxv) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

         (b) ADDITIONAL CERTIFICATION. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company to such Agent or Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 3.        PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT.

         (a) PURCHASES AS PRINCIPAL. Purchases of Notes from the Company by the Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent or Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers or dealers. At the time of each purchase of Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers' certificate, opinion of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

         If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the relevant Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

                  (A) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on such Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

                  (B) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on such Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the relevant Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         (b) SOLICITATIONS AS AGENT. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Agent.

         The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, as set forth in Schedule A hereto.

         (c) ADMINISTRATIVE PROCEDURES. The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the applicable Agent(s) and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Procedures") shall be agreed upon from time to time among the Company, the Agents and the Trustee. The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4.        COVENANTS OF THE COMPANY.

         The Company covenants and agrees with each Agent as follows:

         (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 4(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Agents immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, or (v) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of Prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) FILING OF AMENDMENTS. The Company will give the Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish to the Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such document to which the Agents or counsel for the Agents shall reasonably object.

         (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to each Agent and counsel for the Agents, without charge, signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed and conformed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) DELIVERY OF PROSPECTUSES. The Company will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Agent, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Notes as contemplated in this Agreement and in the Prospectus. If at any time when a Prospectus is required by the 1933 Act to be delivered in connection with sales of the Notes any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Agents such number of copies of such amendment or supplement as the Agents may reasonably request.

         (f) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Agents may designate and to maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Notes have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for as long as may be required for the distribution of the Notes.

         (g) PREPARATION OF PRICING SUPPLEMENTS. The Company will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

         (h) REVISIONS OF PROSPECTUS -- MATERIAL CHANGES. Except as otherwise provided in subsection (o) of this Section 4, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Company will promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, the Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

         (i) PROSPECTUS REVISIONS -- PERIODIC FINANCIAL INFORMATION. Except as otherwise provided in subsection (o) of this Section 4, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

         (j) PROSPECTUS REVISIONS -- AUDITED FINANCIAL INFORMATION. Except as otherwise provided in subsection (o) of this Section 4, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such consolidated financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

         (k) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations.

         (l) 1940 ACT. The Company will not be or become an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

         (m) USE OF PROCEEDS. The Company will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus under the caption "Use of Proceeds."

         (n) RESTRICTION ON OFFERS AND SALES OF NOTES. Unless otherwise agreed upon between one or more Agents acting as principal and the Company, between the date of the agreement by such Agent(s) to purchase the related Notes from the Company and the Settlement Date with respect thereto, the Company will not, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business).

         (o) SUSPENSION OF CERTAIN OBLIGATIONS. The Company shall not be required to comply with the provisions of subsections (h), (i) or (j) of this
Section 4 during any period from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Company and (ii) no Agent shall then hold any Notes purchased from the Company as principal, as the case may be, until the time the Company shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from the Company as principal.

         (p) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file, and provide to the Agents a reasonable amount of time prior to such filing, all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the rules and regulations of the Commission thereunder.

SECTION 5.        CONDITIONS OF AGENTS' OBLIGATIONS.

         The obligations of one or more Agents to purchase Notes from the Company as principal and to solicit offers for the purchase of Notes as an agent of the Company, and the obligations of any purchasers of Notes sold through an Agent as an agent of the Company, will be subject to the accuracy of the representations and warranties on the part of the Company herein contained or contained in any certificate of an officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance and observance by the Company of its covenants and other obligations hereunder, and to the following additional conditions precedent:

         (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

         (b) OPINION OF COUNSEL FOR COMPANY. On the date hereof, the Agents shall have received the favorable opinion, dated as of the date hereof, of Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel for the Company, in form and substance satisfactory to counsel for the Agents, together with signed or reproduced copies of such letter for each of the other Agents, to the effect set forth in Exhibit B-1 hereto and to such further effect as counsel to the Agents may reasonably request. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other documents relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (c) OPINION OF GENERAL COUNSEL FOR COMPANY. On the date hereof, the Agents shall have received the favorable opinion, dated as of date hereof, of Robert J. Jacobs, Executive Vice President, Secretary and General Counsel for the Company, in form and substance satisfactory to counsel for the Agents, together with signed or reproduced copies of such letter for each of the other Agents, to the effect set forth in Exhibit B-2 hereto and to such further effect as counsel to the Agents may reasonably request. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other documents relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA

Section of Business Law (1991). Such counsel may state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (d) OPINION OF COUNSEL FOR AGENTS. On the date hereof, the Agents shall have received the favorable opinion, dated as of date hereof, of Brown & Wood LLP, counsel for the Agents, together with signed or reproduced copies of such letter for each of the other Agents. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Agents. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (e) OFFICERS' CERTIFICATE. On the date hereof, (A) the Prospectus, as it may then be amended or supplemented, shall not contain any untrue statement of a material fact or any omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) there shall not have been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (C) neither the Company nor any of its subsidiaries shall have received any communication from any regulatory, governmental or quasi-governmental authority or agency (including FHLMC, Fannie Mae, GNMA, FHA and VA) which is material and adverse to the business prospects of the Company or its subsidiaries; (D) no action, suit, proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries before or by any government, governmental instrumentality or court, domestic or foreign, that could result in any Material Adverse Effect other than as set forth in the Prospectus; (E) the representations and warranties in Section 2(a) hereof shall be true and correct with the same force and effect as though expressly made at and as of the date hereof; (F) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof; and (G) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission; and the Representatives shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the date hereof, to such effect.

         (f) ACCOUNTANTS' COMFORT LETTERS. At the time of the execution of this Agreement, the Agents shall have received from each of Arthur Andersen LLP, Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP, a letter dated the date hereof, in form and substance satisfactory to the Agents, together with signed or reproduced copies of such letter for each of the other Agents and to such further effect as counsel to the Agents may reasonably request, and containing statements and information of the type ordinarily included in accountants' "comfort letters" to agents with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         (g) ADDITIONAL DOCUMENTS. On the date hereof, counsel for the Agents shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Agents and counsel for the Agents.

         (h) TERMINATION OF AGREEMENT. If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

SECTION 6.     DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH AN AGENT AS AGENT.

         Delivery of Notes sold through an Agent as an agent of the Company shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7.        ADDITIONAL COVENANTS OF THE COMPANY.

         The Company further covenants and agrees with each Agent as follows:

         (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company herein contained and contained in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent(s) or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(e) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise since the date of the agreement by such Agent(s) to purchase Notes from the Company as principal).

         (c) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents (1) the written opinion of Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel to the Company, or other counsel satisfactory to the Agent(s), and (2) the written opinion of Robert J. Jacobs, Executive Vice President, Secretary and General Counsel for the Company, each dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinions referred to in Sections 5(b) and 5(c) hereof, respectively, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions or, in lieu of such opinions, counsel last furnishing such opinions to the Agent(s) shall each furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such counsel's last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal, the Company shall cause each of Arthur Andersen LLP, Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP forthwith to furnish to the Agent(s) a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the letter referred to in Section 5(f) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter.

SECTION 8.        INDEMNIFICATION.

         (a) INDEMNIFICATION OF THE AGENTS. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, as applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the

Company by the Agents expressly for use in the Registration Statement (or any amendment thereto), including the relevant Rule 430A Information and Rule 434 Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or any omission from a preliminary prospectus shall not inure to the benefit of any Agent (or any person who controls such Agent within the meaning of Section 15 of the 1933 Act) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Notes that are the subject thereof if the Company shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or any amendment or supplement thereto) at or prior to the written confirmation of the sale of such Notes to such person and the untrue statement contained in or the omission from such preliminary prospectus was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure resulted from noncompliance by the Company with its obligations hereunder to furnish the Agents with copies of the Prospectus (or any amendment or supplement thereto).

         (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS. Each Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the relevant Rule 430A Information and Rule 434 Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the applicable Agent(s) (PROVIDED, that in the case of an action involving two or more Agents that shall have purchased Notes from the Company in a syndicate as principals, the Agent that acted as managing underwriter shall make such selection) and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least forty-five (45) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 9.        CONTRIBUTION.

         If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the applicable Agent(s) on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the applicable Agent(s) on the other hand in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

         The relative fault of the Company, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the applicable Agent(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 9, no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. In addition, in connection with an offering of Notes purchased from the Company by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 9 are several in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from the Company and not joint.

SECTION 10.       PAYMENT OF EXPENSES.

         (a) EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

                  (i) The preparation, printing, filing and delivery of the Registration Statement (including financial statements and exhibits) as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, any Prospectus required to be delivered pursuant to Section 4(3) of the 1933 Act);

                  (ii) The preparation, printing and delivery of this Agreement and the Indenture;

                  (iii) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

                  (iv) The fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

                  (v) The reasonable fees and disbursements of counsel for the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby, unless otherwise agreed to between the Company and the applicable Agent(s) and/or Additional Agent(s) pursuant to a terms agreement with respect to such transactions;

                  (vi) The qualification of the Notes under securities laws in accordance with the provisions of Section 4(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto;

                  (vii) The printing and delivery to the Agents of copies of each preliminary prospectus and any amendments or supplements thereto;

                  (viii) The preparation, printing and delivery to the Agents of copies of the Blue Sky Survey and any supplement thereto;

                  (ix) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

                  (x) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

                  (xi) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Notes; and

                  (xii) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company.

         (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Agents in accordance with the provisions of Section 5 or Section 12(b)(i) hereof, the Company shall reimburse the Agents for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Agents and the costs and expenses incurred in connection with the updating and delivery of any Prospectus that may be required under the 1933 Act or the 1934 Act.

SECTION 11.      REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for the Notes.

SECTION 12.      TERMINATION.

         (a) TERMINATION OF THIS AGREEMENT. This Agreement (excluding any agreement by one or more Agents to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or an Agent, as to itself, upon the giving of prior written notice of such termination to the other party hereto.

         (b) TERMINATION OF AGREEMENT TO PURCHASE NOTES AS PRINCIPAL. The applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent(s), impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated and/or payable, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of such Agent(s) any facts that would cause such Agent(s) to believe that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

         (c) GENERAL. In the event of any such termination under paragraph (a) or (b) of this Section, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Sections 4(e) and 4(k) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.       NOTICES.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.
         Notices to the Company shall be directed to it at:

                  7301 Baymeadows Way
                  Jacksonville, Florida 32256
                  Attention: President
                  Facsimile: 904 281-3745

         with copies to:

                  7301 Baymeadows Way
                  Jacksonville, Florida 32256
                  Attention: Robert J. Jacobs
                  Facsimile: 904 281-3745


         Notices to any Agent shall be directed to such Agent as follows:

         If to Merrill Lynch, at:

                  Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated
                  Merrill Lynch World Headquarters
                  North Tower
                  World Financial Center
                  250 Vesey Street
                  New York, New York 10281-1201
                  Attention:  MTN Product Management

                  Facsimile: 212 449-2234

         If to Chase, at:

                  Chase Securities Inc.
                  270 Park Avenue
                  8th Floor
                  New York, New York 10017
                  Attention: Medium-Term Note Desk
                  Facsimile: 212 834-6081

         If to J.P. Morgan, at:

                  J.P. Morgan Securities Inc.
                  60 Wall Street
                  New York, New York 10260
                  Attention:
                  Facsimile:

         If to NationsBanc, at:

                  NationsBanc Montgomery Securities LLC
                  100 North Tryon Street
                  NC1-007-07-01
                  Charlotte, NC 28255
                  Attention: Medium-Term Note Desk
                  Facsimile: 704 388-9939

         If to Salomon, at:

                  Salomon Brothers Inc
                  388 Greenwich Street
                  New York, New York 10013
                  Attention: Medium-Term Note Desk
                  Facsimile: 212 723-8812

         If to UBS, at:

                  UBS Securities LLC
                  299 Park Avenue
                  New York, New York 10260
                  Attention:
                  Facsimile:

SECTION 14.       PARTIES.

         This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.       GOVERNING LAW; FORUM.

         THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16.       EFFECT OF HEADINGS.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17.       COUNTERPARTS.

         This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

         If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement among the Agents and the Company in accordance with its terms.

                                            Very truly yours,

                                            HOMESIDE LENDING, INC.


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:

CONFIRMED AND ACCEPTED, as of the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


By:
   ------------------------------------
        Authorized Signatory


CHASE SECURITIES INC.


By:
   ------------------------------------
        Authorized Signatory


J.P. MORGAN SECURITIES INC.


By:
   ------------------------------------
        Authorized Signatory


NATIONSBANC MONTGOMERY SECURITIES LLC


By:
   ------------------------------------
        Authorized Signatory

UBS SECURITIES LLC


By:
   ------------------------------------
        Authorized Signatory


SALOMON BROTHERS INC


By:
   ------------------------------------
        Authorized Signatory

                                   SCHEDULE A

    As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                                                  PERCENT OF
MATURITY RANGES                                                                PRINCIPAL AMOUNT
From 9 months to less than 1 year...........................................         .125%

From 1 year to less than 18 months..........................................         .150

From 18 months to less than 2 years.........................................         .200

From 2 years to less than 3 years...........................................         .250

From 3 years to less than 4 years...........................................         .350

From 4 years to less than 5 years...........................................         .450

From 5 years to less than 6 years...........................................         .500

From 6 years to less than 7 years...........................................         .550

From 7 years to less than 10 years..........................................         .600

From 10 years to less than 15 years.........................................         .625

From 15 years to less than 20 years.........................................         .700

From 20 years to 30 years...................................................         .750

Greater than 30 years ......................................................           1


----------
1  As agreed to by the Company and the applicable Agent at the time of sale.

                                     Sch A-1

                                                                       EXHIBIT A

                                  PRICING TERMS

         Principal Amount: $_______
                  (or principal amount of foreign or composite currency)

         Interest Rate or Formula:
                  If Fixed Rate Note,
                     Interest Rate:
                     Interest Payment Dates:
                  If Floating Rate Note,
                     Interest Rate Basis(es):
                                If LIBOR,
                                    [ ] LIBOR Reuters Page:
                                    [ ] LIBOR Telerate Page:
                                    Designated LIBOR Currency:
                                If CMT Rate,
                                    Designated CMT Telerate Page:
                                         If Telerate Page 7052:
                                            [ ] Weekly Average
                                            [ ] Monthly Average
                                    Designated CMT Maturity Index:
                     Index Maturity:
                     Spread and/or Spread Multiplier, if any:
                     Initial Interest Rate, if any:
                     Initial Interest Reset Date:
                     Interest Reset Dates:
                     Interest Payment Dates:
                     Maximum Interest Rate, if any:
                     Minimum Interest Rate, if any:
                     Fixed Rate Commencement Date, if any:
                     Fixed Interest Rate, if any:
                     Day Count Convention:
                     Calculation Agent:

         Redemption Provisions:
                  Initial Redemption Date:
                  Initial Redemption Percentage:
                  Annual Redemption Percentage Reduction, if any:
         Repayment Provisions:
                  Optional Repayment Date(s):

         Original Issue Date:
         Stated Maturity Date:
         Specified Currency:
         Exchange Rate Agent:

                                     Exh A-1

         Authorized Denomination:
         Purchase Price: ___%, plus accrued interest, if any, from ___________ Price to Public: ___%, plus accrued interest, if any, from __________ Issue Price:
         Settlement Date and Time:
         Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

         Officers' Certificate pursuant to Section 7(b) of the Distribution Agreement. Legal Opinion pursuant to Section 7(c) of the Distribution Agreement. Comfort Letters pursuant to Section 7(d) of the Distribution Agreement.


                                     Exh A-2

                                                                     EXHIBIT B-1


                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)


                  1. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and the Company has corporate power and authority to issue the Notes and to enter into and perform its obligations under the Distribution Agreement, the Indenture and the Notes.

                  2. If applicable, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Distribution Agreement); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, or under the charter or by-laws of the Company, or under any agreement known to us to which the Company is a party.

                  3. The Distribution Agreement has been duly authorized, executed and delivered by the Company.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the applicable Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (B) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (C) requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (D) governmental authority to limit, delay or prohibit the making of payments outside the United States.

                  5. The Indenture has been duly qualified under the 1939 Act.

                  6. The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to the Distribution Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their

                                    Exh B-1-1
         terms, except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (B) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (C) requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (D) governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Notes, in the forms certified on the date hereof, are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

                  7. The Indenture and the Notes, in the forms certified on the date hereof, conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                  8. The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                  9. The Registration Statement, including any Rule 462(b) Registration Statement and the relevant Rule 430A Information and Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                  10. The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                  11. If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

                  12. To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its

                                    Exh B-1-2
         subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental or quasi-governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Distribution Agreement or the performance by the Company of its obligations thereunder.

                  13. The information in the Prospectus under "Description of Debt Securities," "Description of Notes," "Special Provisions Relating to Foreign Currency Notes" and "Certain United States Federal Income Tax Considerations," or any caption purporting to cover such matters, the information in the Registration Statement under Item 14, to the extent that such information constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                  14. To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

                  15. All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                  16. To the best of our knowledge, the Company is not in violation of its charter or by-laws and no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

                  17. All necessary corporate action by the Company has been taken in connection with, and no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental or quasi-governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion), is necessary or required for, the due authorization, execution, delivery and performance by the Company of its obligations under the Distribution Agreement, the Indenture or the Notes or for the offering, issuance or sale of the Notes or the consummation of the transactions contemplated in the Prospectus.


                                    Exh B-1-3

                  18. The execution, delivery and performance of the Distribution Agreement, the Indenture and the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated in the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of the proceeds therefrom as described in the Prospectus) and the compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Distribution Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its respective properties, assets or operations.

                  19. To the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act except as disclosed in the Prospectus.

                  20. The Company is not, and upon the issuance and sale of the Notes and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the 1940 Act.

                  21. The Notes, in the forms certified on the date hereof, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act and the Commodity Exchange Act Regulations.

         We have participated in the preparation of the Registration Statement and the Prospectus and in conferences and telephone conversations with officers and representatives of the Company, representatives of Arthur Andersen LLP, Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP, the independent public accountants for the Company and certain of its subsidiaries, your representatives and representatives of your counsel, during which conferences and conversations the contents of the Registration Statement and the Prospectus and related matters were discussed. Except as set forth in paragraph 12 above, we have not undertaken to verify independently the statements made and information provided to us in the documents and conferences referred to above, but nevertheless we hereby confirm to you that nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the relevant Rule 430A Information and Rule 434 Information, (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which we need make no statement), at the time such Registration Statement

                                    Exh B-1-4
or any such amendment became effective or at the date of any agreement of the applicable Agent(s) to purchase Notes from the Company as principal, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                                    Exh B-1-5

                                                                     Exhibit B-2



                  FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(C)


                  1. The Company is a corporation duly incorporated, validly existing and in corporate good standing under the laws of the State of Florida.

                  2. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and the Company has corporate power and authority to issue the Notes and to enter into and perform its obligations under the Distribution Agreement, the Indenture and the Notes.

                  3. If applicable, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Distribution Agreement); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, or under the charter or by-laws of the Company, or under any agreement known to us to which the Company is a party.

                  4. Each subsidiary of the Company is a corporation duly incorporated, validly existing and in corporate good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  5. To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental or quasi-governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Distribution Agreement, the Indenture or the Notes or the performance by the Company of its obligations thereunder.

                                    Exh B-2-1

                  6. The information in the Prospectus under "Risk Factors -- Regulation, Possible Changes and Related Matters," "Business -- Properties," "Business -- Regulation," "Business -- Litigation" to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by me and is correct in all material respects.

                  7. To the best of my knowledge, none of the Company and or any of its subsidiaries is in violation of its charter or by-laws and no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement which would have a Material Adverse Effect.

                  8. All necessary corporate action by the Company has been taken in connection with, and no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental or quasi-governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, or as may be required under the securities or blue sky laws of the various states, as to which, in each case, I need express no opinion) is necessary or required for, the due authorization, execution and delivery of the Distribution Agreement, the Indenture or the Notes or for the offering, issuance or sale of the Notes.

                  9. The execution, delivery and performance of the Distribution Agreement, the Indenture and the Notes and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Distribution Agreement, the Indenture and the Notes do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Distribution Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me (other than under the 1933 Act and the 1933 Act Regulations or under the securities or blue sky laws of the various states, to which, in each case, I express no opinion), of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any of its subsidiaries or any of their respective properties, assets or operations.


                                    Exh B-2-2

         I have read the Registration Statement and the Prospectus. I did not independently verify the accuracy or completeness of the statements made in the Registration Statement and the Prospectus and I cannot and do not assume responsibility for or pass on the accuracy and completeness of such statements, except as set forth in paragraph 6 above and except insofar as such statements relate to me. Subject to the foregoing, I hereby confirm to you that nothing has come to my attention that would lead me to believe that the Registration Statement or any amendment thereto, including the relevant Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which I need make no statement), at the time such Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which I need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                                    Exh B-2-3